                                                                      EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-7350, 33-8418, 33-35561, 33-36092, 33-40275,
33-56417, 33-56411 and 33-56413) of Dreyer's Grand Ice Cream, Inc. of our report dated April 9, 1996 relating to the consolidated financial statements of M-K-D Distributors, Inc. appearing on page 8 of this Form 10-K/A, Amendment No. 1.



PRICE WATERHOUSE LLP
San Francisco, California
April 12, 1996